Exhibit 99.2

SUPPLEMENTAL INFORMATION

Table 4.	Segment Totals for the three months and year ended December 31, 2005 and 2004.

Table 5.	Reconciliation of Segment NOI to income from continuing operations for the three months and year ended December 31, 2005 and 2004.

Table 6.	Segment exchange rate differences for the three months and year ended December 31, 2004.

Table 7.	Split of FFO between Shurgard Europe and Shurgard U.S. for the three months and year ended December 31, 2005.

Table 8.	Earnings Per Share for the three months ended December 31, 2005 and 2004 and years ended December 31, 2005, 2004 and 2003.

Table 9.	Segment Key Investment and Operating Data for the three months ended December 31, 2005.

Table 10.	Segment Key Operating Data for the three months ended December 31, 2004.

Table 11.	Domestic Same Store Results for the three months and year ended December 31, 2005 and 2004.

Table 12.	Summary of Operating Self-Storage Properties as of December 31, 2005.

Table 13.	Europe Same Store Results for the three months and year ended December 31, 2005 and 2004.

Table 14.	Annual Comparison for European Same Store of 2005 versus 2004 and quarterly comparison for Europe Same Store of fourth quarter 2005 versus fourth quarter 2004.

Table 15.	Domestic Same Store Vintage Analysis for the three months ended December 31, 2005 and 2004.

Table 16.	European Development Performance Vintage Analysis (in dollars) for the three months ended December 31, 2005 and 2004.

Table 17.	European Development Performance Vintage Analysis (in euros) for the three months ended December 31, 2005 and 2004.

Table 18.	Foreign Exchange Translation for the three months and year ended December 31, 2005 and 2004.

Table 19.	Store Asset Values and Operating Information Schedule for the three months ended December 31, 2005.

Table 4: SHURGARD STORAGE CENTERS, INC.

Segment Totals

Segment Totals for the three months and year ended December 31, 2005 and 2004

(in thousands)

Three months ended December 31, 2005 (unaudited)	Domestic Same Store	Domestic New Store	Europe Same Store	Europe New Store	Other Stores	Discon- tinued Stores	Total
Storage center operations revenue	$83,688	$7,290	$25,756	$7,145	$—	$(166)	$123,713
Direct operating expense	28,434	3,490	9,585	5,718	—	(71)	47,156

Net operating income	55,254	3,800	16,171	1,427	—	(95)	76,557

Indirect expense	4,272	414	2,592	1,712	—	(30)	8,960
Leasehold expense	996	170	554	79	—	—	1,799

Indirect and leasehold expense	5,268	584	3,146	1,791	—	(30)	10,759

Net operating income (loss) after indirect and leasehold expense	$49,986	$3,216	$13,025	$(364)	$—	$(65)	$65,798

Three months ended December 31, 2004 (unaudited)	Domestic Same Store	Domestic New Store	Europe Same Store	Europe New Store	Other Stores	Discon- tinued Stores	Total
Storage center operations revenue	$78,172	$2,732	$24,794	$4,424	$816	$(964)	$109,974
Direct operating expense	25,470	1,794	10,696	4,521	241	(278)	42,444

Net operating income	52,702	938	14,098	(97)	575	(686)	67,530

Indirect expense	5,088	281	3,492	1,795	36	(101)	10,591
Leasehold expense	1,251	10	496	60	—	—	1,817

Indirect and leasehold expense	6,339	291	3,988	1,855	36	(101)	12,408

Net operating income (loss) after indirect and leasehold expense	$46,363	$647	$10,110	$(1,952)	$539	$(585)	$55,122

Year ended December 31, 2005	Domestic Same Store	Domestic New Store	Europe Same Store	Europe New Store	Other Stores	Discon- tinued Stores	Total
Storage center operations revenue	$329,002	$23,432	$101,819	$24,698	$922	$(1,581)	$478,292
Direct operating expense	112,002	11,545	42,592	20,714	349	(587)	186,615

Net operating income	217,000	11,887	59,227	3,984	573	(994)	291,677

Indirect expense	16,989	1,453	11,907	6,512	69	(148)	36,782
Leasehold expense	4,157	379	2,299	325	—	—	7,160

Indirect and leasehold expense	21,146	1,832	14,206	6,837	69	(148)	43,942

Net operating income (loss) after indirect and leasehold expense	$195,854	$10,055	$45,021	$(2,853)	$504	$(846)	$247,735

Year ended December 31, 2004	Domestic Same Store	Domestic New Store	Europe Same Store	Europe New Store	Other Stores	Discon- tinued Stores	Total
Storage center operations revenue	$309,228	$7,010	$90,948	$11,161	$5,195	$(5,019)	$418,523
Direct operating expense	103,583	5,759	41,141	13,973	2,026	(1,777)	164,705

Net operating income	205,645	1,251	49,807	(2,812)	3,169	(3,242)	253,818

Indirect expense	14,975	664	12,025	5,291	276	(336)	32,895
Leasehold expense	4,114	53	1,892	215	—	—	6,274

Indirect and leasehold expense	19,089	717	13,917	5,506	276	(336)	39,169

Net operating income (loss) after indirect and leasehold expense	$186,556	$534	$35,890	$(8,318)	$2,893	$(2,906)	$214,649

Table 5: SHURGARD STORAGE CENTERS, INC.

Reconciliation of Segment NOI to income from continuing operations

Reconciliation of Segment NOI to income from continuing operations for the three months and year ended December 31, 2005 and 2004

(in thousands)

	For the three months ended December 31,		For the year ended December 31,
	2005	2004	2005	2004
	(unaudited)	(unaudited)
Consolidated NOI after indirect and leasehold expense	$65,798	$55,122	$247,735	$214,649
Other revenue	1,438	1,214	4,922	5,101
Other operating expense, net	(312)	(3,917)	(2,100)	(7,181)
Real estate development expense	(1,835)	(2,327)	(10,042)	(4,991)
Depreciation and amortization	(24,913)	(24,564)	(95,670)	(87,399)
Impairment and abandoned project expense	(1,030)	(1,267)	(3,354)	(2,856)
General, administrative and other	(8,360)	(9,634)	(35,318)	(32,961)
Costs related to takeover proposal and exploration of strategic alternatives	(1,063)	—	(13,775)	—
Interest expense	(28,471)	(23,279)	(105,584)	(82,876)
Amortization of participation rights discount	—	2,123	—	1,123
Loss on derivatives, net	(536)	(226)	(2,122)	(615)
Foreign exchange (loss) gain	40	6,740	(9,665)	6,247
Interest income and other, net	241	2,054	3,746	4,361
Minority interest	4,701	4,253	20,936	16,608
Equity in earnings (losses) of other real estate investments, net	—	46	60	93
Income tax expense	(294)	(25)	(636)	(72)

(Loss) income from continuing operations	$5,404	$6,313	$(867)	$29,231

Table 6: SHURGARD STORAGE CENTERS, INC.

Segment Exchange Rate Differences

Segment exchange rate differences for the three months and year ended December 31, 2004

(in thousands)

Three months ended December 31, 2004 (unaudited)	Europe Same Store (1)	Exchange Difference	Total (2)
Segment revenue	$22,599	$2,195	$24,794
Direct operating and real estate tax expense	9,770	927	10,696

Consolidated NOI	12,830	1,268	14,098
Leasehold expense	449	47	496

NOI after leasehold expense	12,381	1,221	13,602
Indirect operating expense	3,199	293	3,492

Consolidated NOI after indirect and leasehold expense	$9,182	$928	$10,110

Three months ended December 31, 2004 (unaudited)	Europe New Store (1)	Exchange Difference	Total (2)
Segment revenue	$4,075	$349	$4,424
Direct operating and real estate tax expense	4,147	374	4,521

Consolidated NOI	(72)	(25)	(97)
Leasehold expense	55	5	60

NOI after leasehold expense	(127)	(30)	(157)
Indirect operating expense	1,657	138	1,795

Consolidated NOI after indirect and leasehold expense	$(1,784)	$(168)	$(1,952)

Year ended December 31, 2004	Europe Same Store (3)	Exchange Difference	Total (4)
Segment revenue	$90,485	$463	$90,948
Direct operating and real estate tax expense	41,031	110	41,141

Consolidated NOI	49,454	353	49,807
Leasehold expense	1,883	9	1,892

NOI after leasehold expense	47,571	344	47,915
Indirect operating expense	11,998	27	12,025

Consolidated NOI after indirect and leasehold expense	$35,573	$317	$35,890

Year ended December 31, 2004	Europe New Store (3)	Exchange Difference	Total (4)
Segment revenue	$10,915	$246	$11,161
Direct operating and real estate tax expense	13,833	140	13,973

Consolidated NOI	(2,918)	106	(2,812)
Leasehold expense	215	—	215

NOI after leasehold expense	(3,133)	106	(3,027)
Indirect operating expense	5,256	35	5,291

Consolidated NOI after indirect and leasehold expense	$(8,389)	$71	$(8,318)

(1)	Amounts are translated from local currencies to U.S. dollars using the average exchange rate for the fourth quarter of 2005 for the purpose of comparison with 2005 results.

(2)	Amounts are translated from local currencies to U.S. dollars using the average exchange rate for the fourth quarter of 2004.

(3)	Amounts are translated from local currencies to U.S. dollars using the average exchange rate for 2005 for the purpose of comparison with 2005 results.

(4)	Amounts are translated from local currencies to U.S. dollars using the average exchange rate for 2004

Table 7: SHURGARD STORAGE CENTERS, INC.

Split of FFO between Shurgard Europe and Shurgard U.S. (unaudited)

For the three months and year ended December 31, 2005

(in thousands)

For the three months ended December 31, 2005	Shurgard Europe 20% owned joint ventures (2)	Shurgard Europe (Excluding joint ventures) (2)	Remainder of Shurgard Storage Centers, Inc.	Consolidated Shurgard Storage Centers, Inc.
Net (loss) income	$(1,382)	$(4,599)	$11,487	$5,506
Depreciation and amortization (1)	344	5,884	15,150	21,378
Loss on sales of operating properties	—	—	40	40

FFO	$(1,038)	$1,285	$26,677	$26,924

(in thousands)

For the year ended December 31, 2005	Shurgard Europe 20% owned joint ventures (2)	Shurgard Europe (Excluding joint ventures) (2)	Remainder of Shurgard Storage Centers, Inc.	Consolidated Shurgard Storage Centers, Inc.
Net (loss) income	$(4,633)	$(35,078)	$51,370	$11,659
Depreciation and amortization (1)	1,154	21,023	58,997	81,174
Gain on sales of operating properties	—	—	(12,299)	(12,299)

FFO	$(3,479)	$(14,055)	$98,068	$80,534

(1)	Excludes depreciation related to non-real estate assets and minority interests in depreciation and amortization and includes depreciation and amortization of discontinued operations.

(2)	Balances are presented net of minority interests.

Foreign Exchange and Derivative Losses included in FFO presented above

(in thousands)

For the three months ended December 31, 2005	Shurgard Europe 20% owned joint ventures	Shurgard Europe (Excluding joint ventures)	Remainder of Shurgard Storage Centers, Inc.	Consolidated Shurgard Storage Centers, Inc.
Gain (loss) on derivatives	$66	$(138)	$(464)	$(536)
Foreign exchange (loss) gain	(21)	(352)	413	40
Minority interest	(36)	—	—	(36)

Net amount included in FFO	$9	$(490)	$(51)	$(532)

(in thousands)

For the year ended December 31, 2005	Shurgard Europe 20% owned joint ventures	Shurgard Europe (Excluding joint ventures)	Remainder of Shurgard Storage Centers, Inc.	Consolidated Shurgard Storage Centers, Inc.

(Loss) gain on derivatives	$(1,706)	$(2,367)	$1,951	$(2,122)
Foreign exchange (loss) gain	(114)	(7,920)	(1,631)	(9,665)
Minority interest	1,505	1,207	—	2,712

Net amount included in FFO	$(315)	$(9,080)	$320	$(9,075)

Table 8: SHURGARD STORAGE CENTERS, INC.

EARNINGS PER SHARE

Earnings Per Share for the three months ended December 31, 2005 and 2004 and for the year ended December 31, 2005, 2004 and 2003

	For the three months ended December 31,		For the year ended December 31,
(in thousands except share data)	2005	2004	2005	2004	2004
	(unaudited)	(unaudited)
Results of operations - Numerator
Income (loss) from continuing operations	$5,404	$6,313	$(867)	$29,231	$35,148
Preferred distributions and other	(3,036)	(3,039)	(12,153)	(12,193)	(12,082)

Income (loss) from continuing operations available to common shareholders	2,368	3,274	(13,020)	17,038	23,066
Discontinued operations	102	327	12,526	18,403	2,490
Cumulative effect of accounting changes	—	—	—	(2,339)	—

Net income (loss) available to common shareholders	$2,470	$3,601	$(494)	$33,102	$25,556

Weighted average share amounts - Denominator
Basic weighted average shares outstanding	46,765	46,416	46,660	45,968	40,406
Effect of dilutive stock based awards	1,178	678	—	658	582

Diluted weighted average shares outstanding	47,943	47,094	46,660	46,626	40,988

Basic per share amounts
Income (loss) from continuing operations available to common shareholders	$0.05	$0.07	$(0.28)	$0.37	$0.57
Discontinued operations	—	0.01	0.27	0.40	0.06
Cumulative effect of accounting changes	—	—	—	(0.05)	—

Net income (loss) available to common shareholders	$0.05	$0.08	$(0.01)	$0.72	$0.63

Diluted per share amounts
Income (loss) from continuing operations available to common shareholders	$0.05	$0.07	$(0.28)	$0.37	$0.56
Discontinued operations	—	0.01	0.27	0.39	0.06
Cumulative effect of accounting changes	—	—	—	(0.05)	—

Net income (loss) available to common shareholders	$0.05	$0.08	$(0.01)	$0.71	$0.62

Table 9: SHURGARD STORAGE CENTERS, INC.

SEGMENT KEY INVESTMENT AND OPERATING DATA (unaudited)

Segment key investing and operating data for the three months ended December 31, 2005

Three months ended December 31, 2005

(dollars in thousands except average rent)

	Domestic		Europe (5)		Total
	Amount	% of total	Amount	% of total	Amount	% of total
Same Store (1)
Number of Storage Centers	441	91%	96	64%	537	85%
Segment Revenues	$83,688	92%	$25,756	78%	$109,444	88%
NOI after indirect and leasehold expense	$49,986	94%	$13,025	103%	$63,011	96%
Avg. annual rent per sq. ft.(3)	$12.38		$21.40
Avg. sq. ft. occupancy	86%		83%
Total Storage Center Costs (4)	$1,785,614	89%	$810,231	68%	$2,595,845	81%
New Store (2)
Number of Storage Centers	43	9%	53	36%	96	15%
Segment Revenues	$7,290	8%	$7,145	22%	$14,435	12%
NOI after indirect and leasehold expense	$3,216	6%	$(364)	(3%)	$2,852	4%
Avg. sq. ft. occupancy	79%		48%
Total Storage Center Costs (4)	$231,290	11%	$372,777	32%	$604,067	19%
Combined New and Same Stores
Number of Storage Centers	484	100%	149	100%	633	100%
Segment Revenues	$90,978	100%	$32,901	100%	$123,879	100%
NOI after indirect and leasehold expense	$53,202	100%	$12,661	100%	$65,863	100%
Total Storage Center Costs (4)	$2,016,904	100%	$1,183,008	100%	$3,199,912	100%

(1)	Our definition of Same Store includes existing storage centers acquired prior to January 1 of the previous year as well as developed properties that have been operating for a full two years as of January 1 of the current year. Our definition of Same Store results in the addition of storage centers each year as new acquisitions and developments meet the criteria for inclusion, so we then include these storage centers in the previous year’s comparable data. Other storage companies may define Same Store differently, which will affect the comparability of the data.

(2)	Our definition of New Store, as shown in the table above, includes existing domestic facilities that had not been acquired or leased as of January 1 of the previous year as well as developed properties that have not been operating a full two years as of January 1 of the current year.

(3)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period.

(4)	Total costs capitalized to storage centers.

(5)	We opened one new domestic store and eight new European stores in the fourth quarter of 2005 at respective cost of $5.2 million and $48.2 million.

Table 10: SHURGARD STORAGE CENTERS, INC.

SEGMENT KEY OPERATING DATA (unaudited)

Segment key operating data for the three months ended December 31, 2004

Three months ended December 31, 2004 (1)

(dollars in thousands except average rent)

	Domestic		Europe (5)		Total
	Amount	% of total	Amount	% of total	Amount	% of total
Same Store (2)
Number of Storage Centers	441	94%	96	71%	537	89%
Segment Revenues	$78,172	97%	$22,599	85%	$100,771	94%
NOI after indirect and leasehold expense	$46,363	99%	$9,182	124%	$55,545	102%
Avg. annual rent per sq. ft. (4)	$11.77		$21.35
Avg. sq. ft. occupancy	85%		74%
New Store (3)
Number of Storage Centers	30	6%	39	29%	69	11%
Segment Revenues	$2,732	3%	$4,075	15%	$6,807	6%
NOI after indirect and leasehold expense	$647	1%	$(1,784)	(24%)	$(1,137)	(2%)
Avg. sq. ft. occupancy	64%		33%
Combined New and Same Stores
Number of Storage Centers	471	100%	135	100%	606	100%
Segment Revenues	$80,904	100%	$26,674	100%	$107,578	100%
NOI after indirect and leasehold expense	$47,010	100%	$7,398	100%	$54,408	100%

(1)	We used the 2005 definition of same store, stores that were sold in 2005 are not included in this analysis

(2)	Our definition of Same Store includes existing storage centers acquired prior to January 1 of the previous year as well as developed properties that have been operating for a full two years as of January 1 of the current year. Our definition of Same Store results in the addition of storage centers each year as new acquisitions and developments meet the criteria for inclusion, so we then include these storage centers in the previous year’s comparable data. Other storage companies may define Same Store differently, which will affect the comparability of the data.

(3)	Our definition of New Store, as shown in the table above, includes existing domestic facilities that had not been acquired or leased as of January 1 of the previous year as well as developed properties that have not been operating a full two years as of January 1 of the current year.

(4)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period.

(5)	Amounts have been translated from local currencies to U.S. dollars at constant exchange rate using the average exchange rate of 2005.

Table 11: SHURGARD STORAGE CENTERS, INC.

DOMESTIC YEAR TO DATE SAME STORE RESULTS (unaudited)

Domestic Same Store Results for the three months and year ended December 31, 2005 and 2004 (1)

	For the three months ended December 31,			For the year ended December 31,
(dollars in thousands except average rent)	2005	2004	% Change	2005	2004	% Change
Segment revenue	$83,688	$78,172	7.1%	$329,002	$309,228	6.4%
Operating expense:
Personnel expenses	9,506	8,507	11.7%	36,949	34,014	8.6%
Real estate taxes	6,888	6,155	11.9%	29,195	26,954	8.3%
Repairs and maintenance	2,407	2,367	1.7%	9,432	9,295	1.5%
Marketing expense	2,582	2,513	2.7%	9,153	8,503	7.6%
Utilities and phone expenses	3,042	2,567	18.5%	11,646	10,793	7.9%
Cost of goods sold	842	782	7.7%	4,058	3,661	10.8%
Store admin and other expenses	3,167	2,579	22.8%	11,569	10,363	11.6%

Direct operating and real estate tax expense	28,434	25,470	11.6%	112,002	103,583	8.1%

NOI	55,254	52,702	4.8%	217,000	205,645	5.5%
Leasehold expense	996	1,251	(20.4%)	4,157	4,114	1.0%

NOI after leasehold expense	54,258	51,451	5.5%	212,843	201,531	5.6%
Indirect operating expense (2)	4,272	5,088	(16.0%)	16,989	14,975	13.4%

NOI after indirect operating and leasehold expense	$49,986	$46,363	7.8%	$195,854	$186,556	5.0%

Avg. annual rent per sq.ft. (3)	$12.38	$11.77	5.2%	$12.13	$11.59	4.7%
Avg. sq.ft. occupancy	86%	85%		86%	84%
Total net rentable sq.ft.	29,084,000	29,084,000		29,084,000	29,084,000
Number of properties as of December 31th	441	441		441	441

(1)	Table includes the total operating results of each storage center regardless of our percentage ownership interest in that storage center.

(2)	Indirect operating expense includes certain shared property costs such as district and corporate management, purchasing, national contracts personnel and marketing, as well as certain overhead costs allocated to property operations such as business information technology, legal services, human resources and accounting. Does not include containerized storage operations, internal real estate acquisition cost or abandoned development expense. Indirect operating expense is allocated to storage centers based on number of months in operation during the period.

(3)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period.

Table 12: SHURGARD STORAGE CENTERS, INC.

SUMMARY OF OPERATING SELF STORAGE PROPERTIES (unaudited)

Summary of Operating Self Storage Properties as of December 31, 2005

	Domestic		European		Total
	Number of Properties	Net Rentable Square Feet	Number of Properties	Net Rentable Square Feet	Number of Properties	Net Rentable Square Feet
100% owned or leased	379	24,461,000	103	5,580,000	482	30,041,000
Partially owned or leased, consolidated	105	7,382,000	46	2,354,000	151	9,736,000
Fee managed	13	715,000	—	—	13	715,000

	497	32,558,000	149	7,934,000	646	40,492,000

Table 13: SHURGARD STORAGE CENTERS, INC.

EUROPE YEAR TO DATE SAME STORE RESULTS (in U.S. dollars) (unaudited)

Europe Same Store Results for the three months and year ended December 31, 2005 and 2004 (1)

	For the three months ended December 31,			For the year ended December 31,
(in thousands except average rent)	2005	2004	% Change	2005	2004	% Change
Segment revenue	$25,756	$22,599	14.0%	$101,819	$90,485	12.5%
Operating expense:
Personnel expenses	3,511	3,168	10.8%	13,863	13,267	4.5%
Real estate taxes	1,054	909	16.0%	4,532	4,300	5.4%
Repairs and maintenance	722	902	(20.0%)	3,230	3,711	(13.0%)
Marketing expense	1,235	1,737	(28.9%)	7,037	7,118	(1.1%)
Utilities and phone expenses	656	573	14.5%	2,766	2,456	12.6%
Cost of goods sold	848	755	12.3%	3,673	3,230	13.7%
Store admin and other expenses	1,559	1,725	(9.6%)	7,491	6,949	7.8%

Direct operating and real estate tax expense	9,585	9,769	(1.9%)	42,592	41,031	3.8%

NOI	16,171	12,830	26.0%	59,227	49,454	19.8%
Leasehold expense	554	449	23.4%	2,299	1,883	22.1%

NOI after leasehold expense	15,617	12,381	26.1%	56,928	47,571	19.7%
Indirect operating expense (3)	2,592	3,199	(19.0%)	11,907	11,998	(.8%)

NOI after indirect operating and leasehold expense	$13,025	$9,182	41.9%	$45,021	$35,573	26.6%

Avg. annual rent per sq. ft. (4)	$21.40	$21.35	0.2%	$22.19	$22.24	(0.2%)
Avg. sq. ft. occupancy	83%	74%	12.2%	78%	71%	9.9%
Total net rentable sq. ft.	5,288,000	5,288,000		5,288,000	5,288,000
Number of properties as of December 31th	96	96		96	96

(1)	Amounts for both years have been translated from local currencies to U.S. dollars at a constant exchange rate using the following quarterly average exchange rates of 2005: first quarter 1.31; second quarter 1.26; third quarter 1.22; fourth quarter 1.19.

(2)	Amounts for both years have been translated from local currencies to U.S. dollars at a constant exchange rate using the following quarterly average exchange rates of 2004: first quarter 1.25; second quarter 1.20; third quarter 1.22; fourth quarter 1.30.

(3)	Indirect operating expense includes certain shared property costs such as district and regional management, national contracts personnel and marketing, as well as certain overhead costs allocated to property operations such as business information technology, human resources and accounting. It does not include internal real estate acquisition cost or abandoned development expense. Indirect operating expense is allocated to storage centers based on number of months in operation during the period.

(4)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period.

Table 14: SHURGARD STORAGE CENTERS, INC.

EUROPEAN 2005 QUARTERLY COMPARISON (unaudited)

Annual comparison for European same store of 2005 versus 2004 and the quarterly comparison for European same store in the fourth quarter of 2005 versus fourth quarter 2004

	Number of Properties	2005 Average Occupancy	December 31, 2005 Occupancy	Percent change of 2005 compared to 2004
				Revenue	NOI (after leasehold expense)	Occupancy	Rate
Belgium	17	76%	78%	4.4%	3.9%	3.1%	(0.9%)
Netherlands	22	72%	78%	18.0%	26.2%	14.3%	(1.8%)
France	23	83%	84%	12.4%	21.3%	10.5%	1.1%
Sweden	20	81%	87%	14.3%	26.8%	13.2%	1.8%
Denmark	4	85%	87%	28.8%	52.2%	26.9%	(0.1%)
United Kingdom	10	77%	81%	8.0%	12.5%	10.6%	(4.2%)

Europe Totals	96	78%	82%	12.5%	19.7%	9.9%	(0.2%)

	Number of Properties	Q4 2005 Average Occupancy	December 31, 2005 Occupancy	Percent change of fourth quarter 2005 compared to prior year quarter
				Q4 Segment Revenue	Q4 NOI (after leasehold expenses)	Q4 Occupancy	Q4 Rate
Belgium	17	79%	78%	8.1%	14.3%	6.8%	(0.9%)
Netherlands	22	79%	78%	20.6%	75.1%	19.8%	(4.1%)
France	23	86%	84%	12.0%	17.9%	8.4%	2.6%
Sweden	20	86%	87%	17.4%	29.2%	15.7%	2.6%
Denmark	4	88%	87%	18.5%	6.7%	18.4%	0.3%
United Kingdom	10	80%	81%	9.9%	10.0%	6.6%	1.0%

Europe Totals	96	83%	82%	14.0%	26.1%	12.2%	0.2%

Table 15: SHURGARD STORAGE CENTERS, INC.

DOMESTIC QUARTER TO DATE SAME STORE VINTAGE TABLE (unaudited)

Domestic Same Store Vintage Analysis for the three months ended December 31, 2005 and 2004

	Number of Properties	(in millions) Total Storage Center Cost (1)	Total Net Rentable square feet	Average Occupancy		Average Annual Rent (per sq. ft) (2)		(in thousands) Segment Revenue		(in thousands) NOI (after leasehold expense)
				Three months ended		Three months ended		Three months ended		Three months ended
				12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Same Store since 2005	34	$180.3	2,321,000	84%	80%	$12.75	$12.27	$6,711	$6,130	$3,759	$3,454
Same Store since 2004	59	221.6	4,424,000	82%	79%	8.90	8.30	8,850	7,824	5,501	5,156
Same Store since 2003 or prior	348	1,383.7	22,339,000	87%	86%	13.00	12.35	68,127	64,218	44,998	42,841

Same Store total	441	$1,785.6	29,084,000	86%	85%	$12.38	$11.77	$83,688	$78,172	$54,258	$51,451

(1)	Total capitalized costs to storage centers since the store was acquired or developed.

(2)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period.

Table 16: SHURGARD STORAGE CENTERS, INC.

EUROPEAN DEVELOPMENT (in U.S. dollars) (unaudited)

European Development Performance Vintage Analysis for the three months ended December 31, 2005 and 2004

	Number of Prop- erties	(in millions) Storage Center Cost		Total Net Rentable square feet	Average Occupancy		Average Annual Rent (per sq. ft) (3) (4)		(in thousands) Segment Revenue (3)		(in thousands) NOI (3) (after leasehold expense)
		Devel- opment Cost (1)	Total Cost (2)		For the three months ended December 31,		For the three months ended December 31,		For the three months ended December 31,		For the three months ended December 31,
					2005	2004	2005	2004	2005	2004	2005	2004
New store:
Opened in 2005
Belgium	1	$5.8	$5.8	55,000	2.6%	—	N/A	$—	$1	$—	$(68)	$—
Netherlands	3	10.9	10.9	138,000	1.6%	—	N/A	—	1	—	(205)	—
Germany	2	11.7	11.8	93,000	9.2%	—	$17.66	—	45	—	(210)	—
France	5	36.8	37.0	292,000	8.5%	—	12.77	—	99	—	(696)	—
Denmark	1	7.2	7.2	50,000	28.2%	—	21.67	—	91	—	(42)	—
United Kingdom	2	20.1	20.3	80,000	22.5%	—	33.23	—	175	—	(94)	—

Total opened in 2005	14	$92.5	$93.0	708,000	9.8%	—	$19.87	$—	$412	$—	$(1,315)	$—

Opened in 2004
Germany	4	$25.3	$25.5	202,000	45.2%	13.9%	$16.81	$19.74	$406	$136	$(57)	$(248)
France	4	22.9	23.2	217,000	37.3%	5.7%	18.63	20.24	440	86	80	(291)
Denmark	2	13.9	14.0	101,000	61.0%	21.7%	19.69	18.81	346	131	73	(63)
United Kingdom	3	29.9	30.3	87,000	53.3%	30.5%	47.78	47.81	592	471	221	116

Total opened in 2004	13	$92.0	$93.0	607,000	46.1%	15.6%	$23.11	$30.19	$1,784	$824	$317	$(486)

Opened in 2003
Belgium	1	$3.3	$4.6	45,000	83.0%	64.2%	$14.08	$15.01	$143	$114	$87	$52
Netherlands	7	37.6	40.1	351,000	72.1%	41.4%	18.14	21.24	1,208	756	634	71
Germany	5	33.2	33.6	268,000	56.3%	34.0%	14.29	14.81	577	344	(43)	(163)
France	7	41.4	44.9	372,000	68.6%	36.3%	18.94	21.50	1,339	822	726	(60)
Sweden	2	10.8	13.7	94,000	80.1%	47.1%	17.05	17.27	360	218	196	48
Denmark	1	7.4	10.0	49,000	94.2%	72.4%	22.88	23.21	288	225	142	91
United Kingdom	3	30.8	39.9	152,000	70.5%	51.2%	35.51	39.38	1,034	772	604	320

Total opened in 2003	26	$164.5	$186.8	1,331,000	69.5%	41.9%	$19.73	$22.18	$4,949	$3,251	$2,346	$359

New Store Total	53	$349.0	$372.8	2,646,000	48.2%	33.3%	$20.48	$23.45	$7,145	$4,075	$1,348	$(127)

Same store:
Opened in 2002
Belgium	2	$7.0	$10.0	101,000	58.5%	50.0%	$11.57	$12.87	$186	$162	$87	$65
Netherlands	7	38.4	54.6	368,000	71.9%	53.3%	18.70	19.91	1,310	962	859	308
France	7	40.9	58.8	378,000	79.9%	66.4%	19.51	19.25	1,713	1,383	796	580
Sweden	3	17.0	24.7	151,000	89.0%	74.1%	20.70	19.31	769	583	487	269
Denmark	2	13.8	19.9	102,000	90.1%	71.5%	21.71	20.83	541	414	239	168
United Kingdom	3	32.1	48.6	166,000	79.5%	71.5%	35.59	37.76	1,274	1,172	646	650

Total opened in 2002	24	$149.2	$216.6	1,266,000	77.7%	63.2%	$21.35	$21.88	$5,793	$4,676	$3,114	$2,040

Opened in 2001 and before
Belgium	15	$67.5	$100.5	894,000	81.4%	76.9%	$15.88	$15.90	$3,202	$2,970	$2,191	$1,928
Netherlands	15	73.4	110.5	821,000	82.3%	71.6%	19.88	20.53	3,549	3,068	2,292	1,492
France	16	87.1	131.7	855,000	88.5%	84.7%	25.28	24.32	5,364	4,940	3,359	2,941
Sweden	17	86.8	135.6	974,000	86.1%	74.9%	19.40	19.04	4,537	3,937	2,695	2,193
Denmark	2	12.7	18.5	107,000	86.0%	77.0%	20.73	21.45	528	488	225	267
United Kingdom	7	64.3	96.8	371,000	79.7%	76.1%	34.57	33.21	2,783	2,520	1,741	1,520

Total opened before 2002	72	$391.8	$593.6	4,022,000	84.2%	76.9%	$21.41	$21.22	$19,963	$17,923	$12,503	$10,341

Same Store Total	96	$541.0	$810.2	5,288,000	82.6%	73.7%	$21.40	$21.35	$25,756	$22,599	$15,617	$12,381

(1)	The total development cost of these projects is reported in U.S. dollars translated at the December 31, 2005 exchange rate of $1.18 to the euro. The operating results (see note (3) below) are reported at the average exchange rate for the three months ended December 31, 2005 which was $1.19 to the euro. As these exchange rates are different we believe it does not allow for an accurate measure of property investment yield. We believe the application of a constant exchange rate to both the property cost and operating results would provide a more meaningful measure of investment yield.

(2)	The total cost of the storage centers includes additional costs of approximately $293 million we paid to acquire additional interests in Shurgard Europe in 2003 through 2005. The amounts have been translated at the December 31, 2005 exchange rate.

(3)	The amounts have been translated from local currencies at a constant exchange rate using the average exchange rate for the three months end December 31, 2005.

(4)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period. On the year of opening the average annual rent is lower as the store had not been opened a full year.

Table 17: SHURGARD STORAGE CENTERS, INC.

EUROPEAN DEVELOPMENT (in Euros) (unaudited)

European Development Performance Vintage Analysis for the three months ended December 31, 2005 and 2004

									(in thousands)		(in thousands)
		(in millions)					Average Annual Rent		Segment		NOI (3)
		Storage Center Cost			Average Occupancy		(per sq. ft) (3) (4)		Revenue (3)		(after leasehold expense)
	Number of Prop- erties	Devel- opment Cost (1)	Total Cost (2)	Total Net Rentable square feet	For the three months ended December 31,		For the three months ended December 31,		For the three months ended December 31,		For the three months ended December 31,
					2005	2004	2005	2004	2005	2004	2005	2004
New store:
Opened in 2005
Belgium	1	€4.9	€4.9	55,000	2.6%	—	N/A	€—	€—	€—	€(57)	€—
Netherlands	3	9.2	9.2	138,000	1.6%	—	N/A	—	1	—	(173)	—
Germany	2	9.9	10.0	93,000	9.2%	—	€14.85	—	38	—	(176)	—
France	5	31.0	31.2	292,000	8.5%	—	10.74	—	84	—	(585)	—
Denmark	1	6.1	6.1	50,000	28.2%	—	18.23	—	76	—	(35)	—
United Kingdom	2	17.0	17.1	80,000	22.5%	—	27.95	—	147	—	(79)	—

Total opened in 2005	14	€78.1	€78.5	708,000	9.8%	—	€16.71	€—	€346	€—	€(1,105)	€—

Opened in 2004
Germany	4	€21.4	€21.5	202,000	45.2%	13.9%	€14.14	€16.60	€341	€114	€(48)	€(209)
France	4	19.4	19.6	217,000	37.3%	5.7%	15.67	17.02	370	72	68	(244)
Denmark	2	11.7	11.8	101,000	61.0%	21.7%	16.56	15.82	291	110	61	(53)
United Kingdom	3	25.2	25.6	87,000	53.3%	30.5%	40.18	40.20	498	396	186	98

Total opened in 2004 (a)	13	€77.7	€78.5	607,000	46.1%	15.6%	€19.43	€25.39	€1,500	€692	€267	€(408)

Opened in 2003
Belgium	1	€2.8	€3.9	45,000	83.0%	64.2%	€11.84	€12.62	€121	€96	€73	€44
Netherlands	7	31.7	33.9	351,000	72.1%	41.4%	15.26	17.86	1,016	635	533	60
Germany	5	28.0	28.4	268,000	56.3%	34.0%	12.02	12.45	485	289	(36)	(137)
France	7	35.1	37.9	372,000	68.6%	36.3%	15.93	18.08	1,126	693	610	(51)
Sweden	2	9.1	11.6	94,000	80.1%	47.1%	14.34	14.52	303	183	165	40
Denmark	1	6.2	8.4	49,000	94.2%	72.4%	19.24	19.52	242	190	119	76
United Kingdom	3	26.0	33.7	152,000	70.5%	51.2%	29.86	33.12	870	649	508	269

Total opened in 2003 (b)	26	€138.9	€157.8	1,331,000	69.5%	41.9%	€16.59	€18.66	€4,163	€2,735	€1,972	€301

New Store Total	53	€294.7	€314.8	2,646,000	48.2%	33.3%	€17.22	€19.72	€6,009	€3,427	€1,134	€(107)

Same store:
Opened in 2002
Belgium	2	€5.9	€8.4	101,000	58.5%	50.0%	€9.73	€10.82	€156	€136	€74	€55
Netherlands	7	32.4	46.1	368,000	71.9%	53.3%	15.73	16.74	1,102	809	723	259
France	7	34.5	49.7	378,000	79.9%	66.4%	16.41	16.18	1,441	1,163	670	488
Sweden	3	14.4	20.9	151,000	89.0%	74.1%	17.41	16.24	646	490	409	226
Denmark	2	11.7	16.8	102,000	90.1%	71.5%	18.26	17.52	455	348	201	141
United Kingdom	3	27.1	41.0	166,000	79.5%	71.5%	29.93	31.75	1,071	985	544	547

Total opened in 2002 (c)	24	€126.0	€182.9	1,266,000	77.7%	63.2%	€17.95	€18.40	€4,871	€3,931	€2,621	€1,716

Opened in 2001 and before
Belgium	15	€57.0	€84.9	894,000	81.4%	76.9%	€13.35	€13.37	€2,693	€2,498	€1,842	€1,621
Netherlands	15	62.0	93.3	821,000	82.3%	71.6%	16.72	17.27	2,984	2,580	1,928	1,254
France	16	73.5	111.3	855,000	88.5%	84.7%	21.26	20.45	4,512	4,156	2,824	2,473
Sweden	17	73.3	114.5	974,000	86.1%	74.9%	16.32	16.01	3,816	3,311	2,266	1,844
Denmark	2	10.7	15.6	107,000	86.0%	77.0%	17.43	18.04	444	410	189	225
United Kingdom	7	54.3	81.7	371,000	79.7%	76.1%	29.07	27.93	2,340	2,119	1,464	1,279

Total opened before 2002	72	€330.8	€501.3	4,022,000	84.2%	76.9%	€18.01	€17.84	€16,789	€15,074	€10,513	€8,696

Same Store Total	96	€456.8	€684.2	5,288,000	82.6%	73.7%	€18.00	€17.96	€21,660	€19,005	€13,134	€10,412

(1)	The total development cost of these projects is reported in Euros translated at the December 31, 2005 exchange rate. The operating results (see note (3) below) are reported at the average exchange rate for each quarter in 2005. As these exchange rates are different we believe it does not allow for an accurate measure of property investment yield. We believe the application of a constant exchange rate to both the property cost and operating results would provide a more meaningful measure of investment yield.

(2)	The total cost of the storage centers includes additional costs of approximately € 247.5 million we paid to acquire additional interests in Shurgard Europe in 2003 through 2005. The amounts have been translated at the December 31, 2005 exchange rate.

(3)	The amounts have been translated from local currencies at a constant exchange rate using the average exchange rate for the fourth quarter of 2005.

(4)	Average annual rent per square foot is calculated by dividing actual rent collected by the average number of square feet occupied during the period. On the year of opening the average annual rent is lower as the store had not been opened a full year.

Table 18: SHURGARD STORAGE CENTERS, INC.

FOREIGN EXCHANGE TRANSLATION (unaudited)

Foreign exchange translation for the three months and year ended December 31, 2005 and 2004

With the growth in the Company’s foreign operations, foreign currency translation has a greater impact on the quarterly reporting of our financial results. Foreign currency translation could cause volatility in the reported financial results of the Company and otherwise limit the comparability of operating results and financial position from one period over another. Specifically, generally accepted accounting principles (“GAAP”) prescribe specific foreign currency translation standards. For example, assets and liabilities are translated at the exchange rate in effect at the end of the applicable period. Revenue, expenses, and other components of the income statement and statement of cash flows are shown at the average exchange rate during the applicable period. Revenues and total expenses for Shurgard Europe decreased $2.5 million and $2.8 million, respectively, in the fourth quarter of 2005 over the fourth quarter of 2004. Revenues and total expenses for Shurgard Europe decreased $693,000 and $736,000, respectively, in the year ended 2005 over the year ended 2004. Total assets and total liabilities decreased approximately $126.4 million and $102.4 million, respectively, from December 31, 2004 to December 31, 2005, as a result of exchange rate variances.

The following exchange rates were used for the reported periods:

	As of December 31, 2005		As of December 31, 2004
Closing rate	1.18		1.36

	For the year ended December 31,
	2005	2004
Average rate	1.25	1.24

	For the three months ended
	December 31,		September 30,
	2005	2004	2005	2004
Average rate	1.19	1.30	1.22	1.22

	For the three months ended
	June 30,		March 31,
	2005	2004	2005	2004
Average rate	1.26	1.20	1.31	1.25

Table 19: SHURGARD STORAGE CENTERS, INC.

STORE ASSET VALUES AND OPERATING INFORMATION SCHEDULE (unaudited)

Store asset values and operating information schedule for the three months ended December 31, 2005

(in thousands except for number of properties)	No. of Properties	Ownership interest (4)	Net Rentable Square Feet	Occupancy (Q4 Avg)	Gross Book Value (5)	Applicable debt (6)	Q4 Segment Revenue	Q4 NOI (7)	Q4 Leasehold Expense
Same Store
Domestic wholly owned or leased	354	100%	22,848	85.8%	$1,417,781	$51,470	$67,778	$44,638	$964
Domestic consolidated joint ventures (1)	87	79%	6,236	84.9%	367,833	123,343	15,910	10,616	32
European wholly owned or leased	96	100%	5,288	83.0%	810,231	367,922	25,756	16,171	554

Total Same Store	537		34,372	85.2%	$2,595,845	$542,735	$109,444	$71,425	$1,550

New Store
Domestic wholly owned or leased developments	13	100%	701	70.0%	$65,835	$—	$1,879	$747	$165
Domestic joint ventures developments (1)	13	82%	804	65.1%	68,180	—	1,946	936	5
Domestic acquisitions (2)	17	93%	1,254	85.6%	97,275	30,350	3,465	2,117	—
European wholly owned or leased developments	6	100%	254	74.6%	56,687	22,978	1,376	857	—
European 20% development ventures developments(3)	46	20%	2,354	44.8%	301,455	36,946	5,366	296	79
European acquisition (2)	1	100%	38	78.0%	14,635	—	403	274	—

Total New Store	96		5,405	62.2%	$604,067	$90,274	$14,435	$5,227	$249

TOTALS	633		39,777	82.1%	$3,199,912	$633,009	$123,879	$76,652	$1,799

1	Includes properties in which we own an interest less than 100% but that are consolidated in our financial statements. The store information and results reflected the full 100% amounts.

2	Includes all stores acquired in 2005 and 2004.

3	Includes properties developed under First and Second Shurgard in which we hold a 20% interest.

4	Represents ownership interest in Net Operating Income (NOI) as of December 31, 2005.

5	The actual completed cost of these projects are reported in U.S. dollars translated at the December 31, 2005 exchange rate of $1.18 to the Euro. Operating results are reported at the average exchange rate for the three months ended December 31, 2005 which was $1.19 to the Euro. As these exchange rates are different we believe it does not allow for an accurate measure of property investment yield. However, we believe the application of a constant exchange rate to both the property cost and operating results may provide a more meaningful measure of investment yield.

6	Applicable debt represents debt secured by asset pool.

7	Represents NOI after Direct Expenses. The indirect expenses not included in NOI for Domestic Same Store, European Same store, Domestic New Store and Europe Store are the following (in thousands except indirect expense per revenue dollar):

	Q4 indirect expense		Q4 segment revenue		Indirect expense per revenue dollar
	Domestic	Europe	Domestic	Europe	Domestic	Europe
Same Store	$4,272	$2,592	$83,688	$25,756	$0.05	$0.10

New Store	$414	$1,712	$7,290	$7,145	$0.06	$0.24